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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Krupp Insured Plus III Limited Partnership (the "Partnership") on Form 10-K/A for the period ending
December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Barrows, Chief Accounting Officer of Krupp Plus Corporation, a General Partner of the Partnership, certify, pursuant to U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership as of December 31, 2001 (the last date of the period covered by the Report).


 /s/ Robert A. Barrows
------------------------
Robert A. Barrows,
Chief Accounting Officer